Exhibit 10.4

SIXTH AMENDMENT
TO
 LOAN AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AGREEMENT is made and entered into as of May 5, 2009 by and between C2 Global Technologies Inc., formerly known as Acceris Communications Inc. and as I-Link Incorporated, a Florida corporation (the “Borrower”) and Counsel Corporation, an Ontario corporation  (the “Lender”).

WHEREAS, the Borrower and Lender are parties to a Loan Agreement as amended, dated January 26, 2004 (the "Loan Agreement”) and the parties desire to further amend the Loan Agreement with effect from May 5, 2009 (“the Effective Date”) as provided herein.

NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which is hereby acknowledged it is agreed as follows:

1.           Extension of Maturity Date.  Effective as of the Effective Date, Section 2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Payments of Principal and Interest.  All borrowings hereunder, together with any interest thereon, shall be due and payable to the Lender in one installment on demand (the “Maturity Date”) provided, however, that notwithstanding the above, the Maturity Date shall be accelerated to the date ten (10) calendar days following closing under or conclusion of each occurrence of (a) an equity investment or investments in the Borrower by a third party unrelated to the Lender through the capital markets, whether pursuant to a registered offering or unregistered offering or other transaction (an “Equity Investment”); provided, further, however, that the Maturity Date shall be accelerated with respect only to the portion of the unpaid Indebtedness equal to the net amount received by the Borrower from any such Equity Investment.

2.           Effect on Loan Agreement and Loan Note.  This Sixth Amendment is not intended, nor shall it be construed, as a modification or termination of the Amended and Restated Debt Restructuring Agreement, dated October 15, 2002.  Except as expressly provided herein, the Loan Agreement and the Note annexed thereto are hereby ratified and confirmed and remain in full force and effect in accordance with their respective terms.

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Sixth Amendment as of May 5, 2009.

[See attached signature page]

[Signature page to Sixth Amendment to Loan Agreement, dated
January 26, 2004]

C2 GLOBAL TECHNOLOGIES INC.

By:__________________________
Name:
Title:

COUNSEL CORPORATION

By:__________________________
Name:
Title: